UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2003

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11566	84-1352233
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO

80112-5000

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-290-8700

N/A

(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 5, 2003, MarkWest Hydrocarbon, Inc. issued the press release announcing that it had entered into a definitive Purchase and Sale Agreement with XTO Energy Inc. relating to the sale of MarkWest Hydrocarbon, Inc.’s San Juan Basin oil and gas properties.  A conformed copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

N/A

(b) Proforma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated June 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: June 12, 2003	By	/s/ Donald C. Heppermann
Donald C. Heppermann,
Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 5, 2003.